Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2003-1
            Home Equity Loan Asset Backed Certificates, Series 2003-1
                          Master Servicer's Certificate

                                                            Due Period 1/31/2004
                                                    Determination Date 2/17/2004
                                                     Distribution Date 2/20/2004
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
I         Available in Certificate Account

          Principal collected on Mortgage Loans                                                                       17,743,196.77
          All Liquidation Proceeds with respect to Principal                                                                   0.00
          Principal portion of Purchase Price on Repurchased Mortgage Loans                                                    0.00
          Substitution Adjustment with respect to Principal                                                                    0.00
          Amount transferred from Pre-Funding Account                                                                          0.00
                                                                                                                      -------------

                                 Principal Distribution Amount                                                        17,743,196.77

          Interest collected on Mortgage Loans                                                                         5,230,664.42
          Interest portion of Purchase Price on Repurchased Mortgage Loans                                                     0.00
          All Liquidation Proceeds with respect to Interest                                                                    0.00
          Substitution Adjustment with respect to Interest                                                                     0.00
          Master Servicer Monthly Advances (net of Compensating Interest)                                                684,587.04
          Reimbursement of previous months Servicer Advances                                                            (517,415.38)
          Compensating Interest                                                                                                0.00
          Investment Earnings on the Certificate Account                                                                       0.00
          Investment Earnings on the Prefunding Account                                                                        0.00
                                                                                                                      -------------

                                 Interest Remittance Amount                                                            5,397,836.08

          Amount not Required to be deposited                                                                                  0.00

                                 Total available in the Certificate Account                                           23,141,032.85


II        Distributions                                                                  Per $ 1,000                     Amount
                                                                                         -----------                  -------------

1.        Aggregate Class A-1 Distribution                                               68.09008718                  20,018,485.63

2.        Aggregate Class A-2 Distribution                                                1.95833333                     417,125.00

3.        Aggregate Class A-3 Distribution                                                2.32500000                     134,850.00

4.        Aggregate Class A-4 Distribution                                                3.27500000                     373,350.00

5.        Aggregate Class A-5 Distribution                                                4.15000000                     137,157.50

6.        Aggregate Class A-6 Distribution                                                3.38333330                     318,033.33

7.        Aggregate Class A-IO Distribution                                               4.16666664                     583,333.33

8.        Aggregate Class M-1 Distribution                                                3.89166660                     210,344.58

9.        Aggregate Class M-2 Distribution                                                4.21666667                     178,365.00

10        Aggregate Class B Distribution                                                  4.58333324                     172,333.33

11.       Aggregate Class X-IO Distribution                                                                                    0.00

12.       Aggregate Class R Distribution                                                                                       0.00

13.       Aggregate Master Servicer Distribution                                                                         597,655.15
                                                                                                                      -------------
                                                           Total Distributions =                                      23,141,032.85

III       Certificate Class Balances                                                      Factor %                       Amount
                                                                                        ------------                 --------------

          Opening Senior Class A Certificate Balances as reported
          on the prior Monthly Master Servicer Report:
                    (a)  Class A-1                                                       33.98601161%                 99,918,874.13
                    (b)  Class A-2                                                      100.00000000%                213,000,000.00
                    (c)  Class A-3                                                      100.00000000%                 58,000,000.00
                    (d)  Class A-4                                                      100.00000000%                114,000,000.00
                    (e)  Class A-5                                                      100.00000000%                 33,050,000.00
                    (f)  Class A-6                                                      100.00000000%                 94,000,000.00
                                                                                                                     --------------
                                                                                                                     611,968,874.13

                    (g)  Class A-IO                                                     100.00000000%                140,000,000.00

          Opening Subordinated Class M & B Certificate Balances
          as reported on the prior Monthly Master Servicer Report:
                    (a)  Class M-1                                                      100.00000000%                 54,050,000.00
                    (b)  Class M-2                                                      100.00000000%                 42,300,000.00
                    (c)  Class B                                                        100.00000000%                 37,600,000.00
                                                                                                                     --------------
                                                                                                                     133,950,000.00
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
IV        Principal Distribution Amount

1(a).     Basic Principal Amount                                                                           No.           Amount
                                                                                                          -----       -------------
                    (a)  Stated principal collected                                                                    1,276,681.73
                    (b)  Principal Prepayments                                                             172        16,466,515.04
                    (c)  Liquidation Proceeds                                                                                  0.00
                    (d)  Repurchased Mortgage Loans                                                          0                 0.00
                    (e)  Substitution Adjustment related to Principal                                                          0.00
                    (f)  Amount Transferred from Pre-Funding Account                                                           0.00
                                                                                                                      -------------
                                                           Total Principal Distribution                               17,743,196.77

1(b).     Subordination Increase Amount                                                                                2,172,899.77

2(a).     Class A Principal Distribution Amount:
                                                                                         Per $ 1,000
                                                                                         -----------
                    (a)  Class A-1                                                       67.74182497                  19,916,096.54
                    (b)  Class A-2                                                        0.00000000                           0.00
                    (c)  Class A-3                                                        0.00000000                           0.00
                    (d)  Class A-4                                                        0.00000000                           0.00
                    (e)  Class A-5                                                        0.00000000                           0.00
                    7.   Class A-6
                         (a)  Class A-6 Lockout Percentage                                                0.00%
                         (b)  Class A-6 Lockout Distribution Amount                       0.00000000                           0.00

2(b).     Class M & B Principal Distribution Amount :
                    1.   Class M-1                                                        0.00000000                           0.00
                    2.   Class M-2                                                        0.00000000                           0.00
                    3.   Class B                                                          0.00000000                           0.00

2(c)      Class M & B Applied Realized Losses:
                    1.   Class M-1                                                        0.00000000                           0.00
                    2.   Class M-2                                                        0.00000000                           0.00
                    3.   Class B                                                          0.00000000                           0.00

                                                                                          Factor %                       Amount
                                                                                        ------------                 --------------
          Ending Senior Class A Certificate Balances after
          distributions of principal on this Monthly Master
          Servicer Report:
                    (a)  Class A-1                                                       27.21182911%                 80,002,777.59
                    (b)  Class A-2                                                      100.00000000%                213,000,000.00
                    (c)  Class A-3                                                      100.00000000%                 58,000,000.00
                    (d)  Class A-4                                                      100.00000000%                114,000,000.00
                    (e)  Class A-5                                                      100.00000000%                 33,050,000.00
                    (f)  Class A-6                                                      100.00000000%                 94,000,000.00
                                                                                                                     --------------
                                                                                                                     592,052,777.59

                    (g)  Class A-IO                                                     100.00000000%                140,000,000.00

          Ending Subordinated Class M & B Certificate Balances
          after distributions of principal on this Monthly
          Master Servicer Report:
                    (a)  Class M-1                                                      100.00000000%                 54,050,000.00
                    (b)  Class M-2                                                      100.00000000%                 42,300,000.00
                    (c)  Class B                                                        100.00000000%                 37,600,000.00
                                                                                                                     --------------
                                                                                                                     133,950,000.00
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
V         Interest Distribution Amount

          Fixed Rate Certificates

                    (b)  Fixed Rate Certificates applicable
                         Pass-Through Rate
                               1.  Class A-1                                                 1.19000%
                               2.  Class A-2                                                 2.35000%
                               3.  Class A-3                                                 2.79000%
                               4.  Class A-4                                                 3.93000%
                               5.  Class A-5                                                 4.98000%
                               6.  Class A-6                                                 4.06000%
                               7.  Class A-IO                                                5.00000%
                               8.  Class M-1                                                 4.67000%
                               9.  Class M-2                                                 5.06000%
                              10.  Class B                                                   5.50000%

          INTEREST REMITTANCE AMOUNT
               1.   Interest collected on Mortgage Loans                                5,230,664.42
               2.   Interest advanced on Mortgage Loans                                   167,171.66
               3.   Compensating Interest on Mortgage Loans                                     0.00
               4.   Substitution Adjustment interest                                            0.00
               5.   Purchase Price interest on repurchased accounts                             0.00
               6.   Liquidation Proceeds interest portion                                       0.00
               7.   Investment Earning in the Pre-Funding Account                               0.00
                            TOTAL INTEREST REMITTANCE AMOUNT                                                           5,397,836.08

          Current Interest Requirement

                               1.  Class A-1 @ applicable Pass-Through Rate                                              102,389.09
                               2.  Class A-2 @ applicable Pass-Through Rate                                              417,125.00
                               3.  Class A-3 @ applicable Pass-Through Rate                                              134,850.00
                               4.  Class A-4 @ applicable Pass-Through Rate                                              373,350.00
                               5.  Class A-5 @ applicable Pass-Through Rate                                              137,157.50
                               6.  Class A-6 @ applicable Pass-Through Rate                                              318,033.33
                               7.  Class A-IO @ applicable Pass-Through Rate                                             583,333.33
                               8.  Class M-1 @ applicable Pass-Through Rate                                              210,344.58
                               9.  Class M-2 @ applicable Pass-Through Rate                                              178,365.00
                              10.  Class B @ applicable Pass-Through Rate                                                172,333.33

          Class Interest Carryover Shortfall

                               1.  Class A-1                                                    0.00
                               2.  Class A-2                                                    0.00
                               3.  Class A-3                                                    0.00
                               4.  Class A-4                                                    0.00
                               5.  Class A-5                                                    0.00
                               6.  Class A-6                                                    0.00
                               7.  Class A-IO                                                   0.00
                               8.  Class M-1                                                    0.00
                               9.  Class M-2                                                    0.00
                              10.  Class B                                                      0.00

          Certificates Interest Distribution Amount
                                                                                         Per $ 1,000
                                                                                         -----------
                               1.  Class A-1                                              0.34826221                     102,389.09
                               2.  Class A-2                                              1.95833333                     417,125.00
                               3.  Class A-3                                              2.32500000                     134,850.00
                               4.  Class A-4                                              3.27500000                     373,350.00
                               5.  Class A-5                                              4.15000000                     137,157.50
                               6.  Class A-6                                              3.38333330                     318,033.33
                               7.  Class A-IO                                             4.16666664                     583,333.33
                               8.  Class M-1                                              3.89166660                     210,344.58
                               9.  Class M-2                                              4.21666667                     178,365.00
                              10.  Class B                                                4.58333324                     172,333.33

VI        Credit Enhancement Information
                                                                                                                              Total

                    (a)  Senior Enhancement Percentage                                                                        20.65%

                    (b)  OC Spread Holiday in effect?                                                                            NO

                    (c)  Overcollateralization Amount:

                              1.   Opening Overcollateralization Amount                                               18,052,266.16
                              2.   Ending Overcollateralization Amount                                                20,122,192.22
                              3.   Required Overcollateralization Amount                                              31,020,000.00
                              4.   Subordination Deficiency                                                           10,897,807.78
                              5.   Excess Overcollateralization Amount                                                         0.00
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
VII       Trigger Information

               1.   (a)  60+ Delinquency  Percentage                                                                           2.07%
                    (b)  Delinquency Event in effect
                         (Rolling Three Month > 45% of Sr. Enhancement) ?                                                        NO

               2.   (a)  Cumulative Loss Percentage                                                                            0.04%
                    (b)  Applicable Loss Percentage for current Distribution                                                   2.50%
                    (c)  Cumulative Loss Trigger Event in effect                                                                 NO

VIII      Pool Information                                                                                No.            Amount
                                                                                                        -------      --------------

                    (a)  Closing Mortgage Loan Principal Balance:                                        8,503       746,124,969.81

                    (b)  Principal Balance of Balloon Mortgage Loans                                        22         1,696,204.27

                    (c)  Weighted Average Mortgage Rate:                                                                      8.103%

                    (d)  Weighted Average Net Mortgage Rate:                                                                  7.618%

                    (e)  Net Weighted Average Coupon Cap:                                                                     6.702%

                    (f)  Net Weighted Average Coupon Cap for A-1 Class only                                                   6.486%

                    (g)  Weighted Average Remaining Maturity:                                                                 318.20

                    (h)  Weighted Average Original Maturity:                                                                  332.34

IX        Delinquency Information                                                                No.       %             Amount
                                                                                               ------------------------------------
          A.  Fixed Rate Mortgage Loans:
                    (a)  Delinquent Contracts:
                              1.   31 - 59 Day Accounts                                          246      2.68%       20,017,576.24
                              2.   60 - 89 Day Accounts                                           80      0.89%        6,653,853.99
                              3.   90+  Day Accounts                                             132      1.43%       10,693,296.78

                    (b)  Mortgage Loans - In Foreclosure                                          69      0.72%        5,371,548.22
                    (c)  REO Property Accounts                                                    21      0.20%        1,457,392.95

X         Realized Losses                                                                        No.                      Amount
                                                                                               ------                --------------

               1.   (a)  Gross Realized Losses during the period                                   2                     102,973.71

                    (b)  Realized Losses during the period                                                               102,973.71

                    (c)  Cumulative Gross Realized Losses                                         10                     819,933.21

                    (d)  Cumulative Realized Losses                                                                      309,599.50

                    (e)  Cumulative Applied Realized Losses

                                i. Class B                                                                                     0.00
                               ii. Class M-1                                                                                   0.00
                              iii. Class M-2                                                                                   0.00

XI        Miscellaneous Information

          1.   (a)  Monthly Master Servicer Fee

                                i. Monthly Servicing Fee                                                                 318,321.31
                               ii. Mortgage Fees                                                                         279,333.84
                              iii. Certificate Account Investment Earnings                                                     0.00

               (b)  Amount of prior unpaid Master Servicing Fees paid
                    with this distribution                                                                                     0.00

               (c)  Total Master Servicing Fees paid with this distribution                                              597,655.15

               (d)  Amount of unpaid Master Servicing Fees as of
                    this distribution                                                                                          0.00

          2.   (a)  Opening Master Servicer Advance Balance                                                            4,520,587.24

               (b)  Current Advance (exclusive of Compensating Interest)                                                 684,587.04

               (c)  Reimbursement of prior Master Servicer Advances                                                     (517,415.38)
                                                                                                                     --------------

               (d)  Ending Master Servicer Advance Balance                                                             4,687,758.90

          3.   Current period Compensating Interest                                                                            0.00

          4.   (a)  Stepdown Date in effect ?                                                               NO

          5.   Aggregate principal balance of Subsequent Mortgage Loans
               purchased by the Trust on the related Distribution Date:                                                        0.00

          6.   (a)  Beginning Amount of the Pre-Funding Account                                                                0.00
          6.   (b)  Principal Balance Purchased by the Trust                                                                   0.00
          6.   (c)  Pre-Fuding Balance after the above Purchase (6b) to
                    be paid  as an additional principal to the Noteholders.                                                    0.00
          6.   (d)  Ending Amout of the Pre-Funding Account                                                                    0.00

               (d)  Amount of Investment Earnings in the Pre-Funding Account                                                   0.00

          7.   Aggregate principal balance of Subsequent Mortgage Loans
               (during Funding Period)                                                         1,205                 120,916,357.55
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